UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2008

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34028

Delaware	51-0063696
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1025 Laurel Oak Road
Voorhees, NJ 08043
(Address of principal executive offices, including zip code)

(856) 346-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 28, 2008, the Company appointed John S. Young to the position of President of American Water Services, a newly created executive officer position. In his new position, Mr. Young will lead multiple functions that provide operating support to the regulated and nonregulated businesses and work closely with business development on large-scale growth opportunities. The position of Chief Operating Officer, previously held by Mr. Young, is being retired.

In connection with the appointment of Mr. Young, the Company issued a press release on July 28, 2008. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 28, 2008, the board of directors of the Company appointed Ms. Julia L. Johnson as an independent director of the Company, effective August 1, 2008, with a term expiring at the 2009 annual meeting of stockholders. Ms. Johnson will serve on the Nominating/Corporate Governance Committee. In accordance with the Company's current board of directors' compensation arrangement, Ms. Johnson will receive an annual retainer of $14,583 for the remainder of 2008, $2,000 for each board of directors meeting attended, $1,000 for each interim telephonic board meeting attended and $1,500 for each committee meeting attended, as well as reimbursement for expenses incurred in attending board and committee meetings. Ms. Johnson will also be paid additional annual stock compensation for the remainder of 2008 of $16,667: 40% of which will consist of restricted stock units and 60% of which will consist of stock options.

In connection with the appointment of Ms. Johnson, the Company issued a press release on August 1, 2008. A copy of the press release is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.    Other Events

Additionally on July 28, 2008, the Company appointed Walter J. Lynch to the position of President of Regulated Operations, a newly created executive officer position. In his new position, Mr. Lynch will be responsible for operational oversight of the Company's regulated businesses, as well as the Company's two national customer call centers. Mr. Lynch formerly served as our Executive Vice President, Eastern Division.

In connection with the appointment of Mr. Lynch, the Company issued a press release on July 28, 2008. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

99.1    Press Release dated July 28, 2008
99.2    Press Release dated August 1, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Water Works Company, Inc.

Date: August 01, 2008	By:	/s/ George W. Patrick
George W. Patrick
SVP, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 28, 2008
EX-99.2	Press Release dated August 1, 2008